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                                                                   EXHIBIT 4.1


          NUMBER                                                                                                      SHARES

     COMMON STOCK                                                                                                  COMMON STOCK
                                                              HEALTHSTREAM

INCORPORATED UNDER THE LAWS                                                                                        SEE REVERSE FOR
 OF THE STATE OF TENNESSEE                                                                                       CERTAIN DEFINITIONS

                                                                                                                  CUSIP 42222N 10 3










             FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE PER SHARE, OF



HealthStream, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the Corporation has caused the fascimile signatures of its duly authorized officers to be affixed hereto.


Dated:

/s/                                                                                 /s/


                SECRETARY                                                                     PRESIDENT


COUNTERSIGNED AND REGISTERED:
                   SUNTRUST BANK
                        TRANSFER AGENT AND REGISTRAR,


BY


                                                                                    AUTHORIZED SIGNATURE
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                               HEALTHSTREAM, INC.

        The Corporation will furnish the shareholder information regarding the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series of stock issued by the Corporation (and the authority of the board of directors to determine variations for future series) upon request in writing and without charge.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________




                                     _______________________________________
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


                                     SIGNATURE(S) GUARANTEED:

                                     ________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-16.